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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT - April 4, 2001
                        (Date of Earliest Event Reported)


                               GLOBALNET, INC.
             (Exact name of registrant as specified in its charter)


                           Commission File No. 0-27469


           NEVADA                                         87-0635536
------------------------------            --------------------------------------
(State of Incorporation)                  (I.R.S. Employer Identification No.)

1919 South Highland Avenue, Suite 125-D
LOMBARD, ILLINOIS                                                    60148
-----------------------------------------------               ------------------
(Address of principal                                             (Zip Code)
  executive offices)


Registrant's telephone number, including area code:  (630) 652-1300

                                   N/A
--------------------------------------------------------------------------------
(Former name or former address, if changed since last report)





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ITEM 6.  Resignation of Registrant's Directors.

         On April 4, 2001, Mr. Myron Gushlak resigned as a member of the Company's Board of Directors. Mr. Gushlak's resignation was not occasioned by any disagreement with the Company on any matter relating to the Company's operations, policies or practices and, in so resigning, Mr. Gushlak confirmed to the Company that his resignation was due to other personal commitments that prevented him from devoting the time and attention otherwise necessary in acting as a director of the Company.



Item 7.  Financial Statements, PRO FORMA Financial Information and Exhibits


(a)      Financial Statements.

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

(c)      Exhibits


EXHIBIT                    DESCRIPTION

         Not applicable.


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GLOBALNET, INC.



                                    By /s/ Pere Valles
                                    ---------------------
                                    Name:  Pere Valles
                                    Title: Chief Financial Officer


Dated: April 9, 2001